                                                                     Exhibit 24


                             POWER OF ATTORNEY

          Annual Report on Form 10-K for the Fiscal Year Ended
                             December 31, 2001


The undersigned directors of the following companies (each respectively the "Company")
         Company                                        State of Incorporation

  AEP Generating Company                                        Ohio
  Appalachian Power Company                                   Virginia
  Central Power and Light Company                              Texas
  Columbus Southern Power Company                               Ohio
  Kentucky Power Company                                      Kentucky
  Ohio Power Company                                            Ohio
  Public Service Company of Oklahoma                          Oklahoma
  Southwestern Electric Power Company                         Delaware
  West Texas Utilities Company                                 Texas

do hereby constitute and appoint E. LINN DRAPER, JR., ARMANDO A. PENA and SUSAN TOMASKY, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form 10-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 21st day of February, 2002.


   /s/ E. Linn Draper, Jr.                /s/ Thomas V. Shockley, III


   /s/ Henry W. Fayne                     /s/ Susan Tomasky


   /s/ Armando A. Pena                    /s/ J. H. Vipperman


   /s/ Robert P. Powers